Commitments	12 Months Ended
Oct. 31, 2019
Commitments

26.	Commitments

a)	The Company has commitments under operating leases for its facilities and commitments under a finance lease for equipment. The minimum lease payments due are as follows:

Fiscal Year	Amount
2020	$144,412
2021	$12,880

b)	During the period ended October 31, 2019, the Company entered into a letter of intent (the Agreement”) with another party whose assets include the local approval for one retail dispensary in the state of Michigan and a 24,000 square foot indoor manufacturing facility that will include both cultivation and processing when fully constructed. The terms of the Agreement include the following provisions:

●	The Company obtains the option to acquire a 51% interest in the other party, subject to state and regulatory approval, for a one-time payment of $250,000 due upon signing of the Agreement;

●	The Company will provide up to $2,000,000 in financing by way of a loan for development and operational build-out of the cultivation, processing and dispensary centers of which the Company will be paid back under an established schedule;

●	The Company will have the right to purchase the remaining 49% of the other party for either stock or cash or a combination of both at the earlier of the Company’s stock reaching CAD$1.00 per share on the CSE for a period of ten consecutive days or 24 months from the signing of the Agreement. Unless the other party permits, the Company may not exercise this option for a period of 12 months following the signing of the Agreement; and

●	The Company will also issue 900,000 common shares to the other party based on milestones including signing of the Agreement, production of 500 pounds of dried cannabis flower and achieving $3,000,000 in top-line revenue.

The completion of the terms of the Agreement were subject to Michigan regulatory approval and full licensing of the Company at the state level. Subsequent to the year ended October 31, 2019, the Company decided to terminate this agreement.